THE RODNEY SQUARE FUND
                             AND
                THE RODNEY SQUARE TAX-EXEMPT FUND

                 Supplement dated January 1, 1999
                     to the Fund's Prospectus
                      dated January 2, 1998,
                   as revised January 26, 1998


Effective January 1, 1999, Provident Distributors, Inc. replaced Rodney Square Distributors, Inc. as the distributor of the Fund's shares. The address of Provident Distributors, Inc., which is not affiliated with Wilmington Trust Company or its affiliates, is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428.